Madison Funds®
Supplement dated September 12, 2023

This Supplement dated September 12, 2023, amends the Statutory Prospectus and the Statement of Additional Information (“SAI”) for Madison Funds (the “Trust”) and its series (each a “fund’ and collectively, the “Funds”), each dated February 28, 2023, as amended.

Madison Investment Holdings, Inc. (“Madison”), the holding company parent of the Funds’ adviser, Madison Asset Management, LLC (“MAM”), and distributor, MFD Distributor, LLC (“MFD”), approved a letter of intent to enter a share repurchase plan with Madison’s founder and majority shareholder, Mr. Frank Burgess (the “transaction”). Subject to the satisfaction of certain conditions, the transaction is expected to be consummated in December 2023.
Under the Investment Company Act of 1940, as amended, and the terms of the applicable agreements, consummation of the transaction will result in the automatic termination of the investment advisory agreement between MAM and the Trust, on behalf of each Fund, and the automatic termination of the distribution agreement between MFD and the Trust, on behalf of each Fund. Therefore, the Trust’s Board of Trustees (the “Board”) has approved a new investment advisory agreement and a new distribution agreement for each of the Funds. The new investment advisory agreement will be presented for approval to shareholders that hold shares as of the applicable record date. Shareholder approval of the new distribution agreement is not required. The Board also recently approved the appointment of a new interested trustee to succeed Paul Lefurgey following his retirement from the Board later this year, and will be seeking shareholder approval for this appointment.
The Board has called a special meeting of shareholders to be held at the offices of MAM, 550 Science Drive, Madison, Wisconsin 53711, on November 30, 2023, at 9:30 a.m. local time (the “Meeting”). The purpose of the Meeting is to: (1) approve a new investment advisory agreement between MAM and the Trust, on behalf of the Funds; and (2) approve the appointment of one interested trustee to the Board of Trustees of the Trust.
Any person who owned shares of a Fund on the “record date,” which is September 15, 2023, is entitled to vote, even if that person has since sold those shares. The Funds will mail proxy materials to record date shareholders beginning in early October, which will discuss the proposals in more detail.

Please keep this Supplement for future reference.

MF-STATPRO SAI SUP (0923)